SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 13, 2002
Date of Report (Date of earliest event reported)

AIRBORNE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6512	91-2065027
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3101 Western Avenue
P.O. Box 662
Seattle, Washington 98111
(Address of Principal Executive Offices, Zip Code)

(206) 285-4600
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

The following exhibits are furnished pursuant to Item 9 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934:

Exhibit No.	Exhibit

99.1	Sworn statement of Principal Executive Officer, dated August 12, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.

99.2	Sworn statement of Principal Financial Officer, dated August 12, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.

Item 9: Regulation FD Disclosure

On August 13, 2002, Carl D. Donaway, Chairman of the Board and Chief Executive Officer of Airborne, Inc. (“Airborne”), and Lanny H. Michael, Airborne’s Executive Vice President and Chief Financial Officer, submitted to the Securities and Exchange Commission, pursuant to its Order No. 4-460, sworn statements dated August 12, 2002, as Airborne’s principal executive officer and principal financial officer, respectively. Copies of these statements are furnished as exhibits to this Form 8-K pursuant to Item 9.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE, INC.

By:	/S/ LANNY H. MICHAEL
Lanny H. Michael, Executive Vice President and Chief Financial Officer

Dated: August 14, 2002

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EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Sworn statement of Principal Executive Officer, dated August 12, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.

99.2	Sworn statement of Principal Financial Officer, dated August 12, 2002, Pursuant to Securities and Exchange Commission Order No. 4-460.